UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

VOC Energy Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35160	80-6183103
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

919 Congress Avenue Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-855-802-1094

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 17, 2013, VOC Energy Trust issued a press release announcing the Trust quarterly distribution for the payment period ended December 31, 2012.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by VOC Energy Trust under the Exchange Act or the Securities Act of 1933, as amended, but is instead “furnished” for purposes of that instruction.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1                              VOC Energy Trust Press Release dated January 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOC Energy Trust

	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

Date: January 17, 2013	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	VOC Energy Trust Press Release dated January 17, 2013.